SEMIANNUAL REPORT
SEPTEMBER 30, 2002


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TEMPLETON INTERNATIONAL (EX EM) FUND

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FRANKLIN[R] TEMPLETON[R]
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]
LISA F. MYERS, CFA
PORTFOLIO MANAGER
TEMPLETON INTERNATIONAL (EX EM) FUND


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SHAREHOLDER LETTER

CONTENTS

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON INTERNATIONAL (EX EM) FUND SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL INVEST AT LEAST 75% OF ITS TOTAL ASSETS IN THE EQUITY SECURITIES OF COMPANIES LOCATED IN ANY DEVELOPED COUNTRY OUTSIDE THE U.S.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report of Templeton International (Ex EM) Fund covers the six-month period ended September 30, 2002. In the U.S., the positive effects of lower interest rates continued in the second and third quarters of 2002, with 1.3% and 3.1% annualized gross domestic product growth rates. Global economic indicators also seemed to confirm improving conditions, and markets worldwide appeared to reflect investor expectations of an imminent renewal of corporate earnings growth. However, positive economic news was soon clouded by negative corporate news upon reports of management deception and claims of fraudulent accounting of several companies. Continued allegations of conflicts of interest by Wall Street analysts and large accounting firms exacerbated the situation. As a result, investor confidence in corporate management credibility and financial statements plummeted and market volatility spiked to levels not seen since the September 11 terrorist attacks. With much of the controversy focused in the U.S., investors


CONTENTS

Shareholder Letter .....    1

Performance Summary ....    6

Financial Highlights &
Statement of
Investments ............    8

Financial Statements ...   15

Notes to
Financial Statements ...   18





[GRAPHIC OMITTED]
FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 11.

generally shunned U.S. equities, contributing to a decline in the U.S. dollar that increased uncertainty about a U.S.-led global recovery. Largely as a result, we saw a broad-based decline in global markets, which did not reverse during the six months under review.

Within this environment, Templeton International (Ex EM) Fund - Class A posted a -20.33% cumulative total return for the six months ended September 30, 2002, as shown in the Performance Summary beginning on page 6. The Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, returned -21.24% during the same period.1

Although stock prices continued to fall with apparently little attention to company fundamentals, we viewed the apparent crisis in confidence and the resulting discrepancy between stock performance and our view of longer-term growth prospects as an opportunity to make several, select purchases in the Fund. We bought what we believed were high-quality companies penalized by distrustful investors who made little distinction between high- and low-quality companies. We did not sell many holdings because of generally depressed prices. Instead, we used our historically high cash levels to purchase what we considered to be high-quality companies trading at low valuations and possessing, in our opinion, solid prospects.

During the period under review, our largest regional exposure continued to be Europe, where we decreased our weighting from 65.1% of total net assets at the beginning of the period to 63.3% on September 30, 2002. In a market environment where many economists and strategists were looking for




[GRAPHIC OMITTED]
Geographic Distribution
Based on Total Net Assets
9/30/02

Europe 63.3%
Asia 13.3%
North America 6.6%
Australia & New Zealand 6.4%
Short-Term Investments & Other Net Assets 10.4%

1. Source: Standard & Poor's Micropal. The unmanaged MSCI EAFE Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

mid- to slightly higher single-digit future earnings growth, we found valuations in certain pharmaceutical companies and strong dividends in retail banking very compelling. In some pharmaceuticals, we believe there is potential for growth despite near-term concerns about lost earnings from numerous patent expirations, Medicare funding issues, a lack of new drugs coming to market, and increased Food & Drug Administration scrutiny. We recently purchased CellTech and Shire Pharmaceuticals, which in our opinion have strong existing research and development pipelines that could drive future growth, and solid balance sheets that could lend support through the current market weakness. We also increased our position in Aventis, a French pharmaceutical company, which traded at what we believed to be a discount to its peers but has growth prospects over three to five years due to accelerating sales in many newly introduced products. In the banking sector, we sought to identify banks with strong retail franchises, loan portfolios consisting largely of mortgages, low trading exposure, and dividend yields exceeding total return expectations. One holding added to the Fund during the period was the U.K.'s Abbey National.

We also found some interesting value in the oil sector, where stocks seem to have been anticipating oil prices below $20 per barrel despite current and, in our analysis, foreseeable prices that could rise substantially in excess of $20. We purchased additional Shell shares, which we thought did not reflect the company's potential earnings power and historical dividend stability. We believe that advantages that could be realized from recent acquisitions, exposure to Asia and recent high returns on capital could prove to be beneficial to Shell and investors.

In the Asia-Pacific region, we were still positive about Hong Kong, primarily with respect to Hong Kong companies'




TOP 10 COUNTRIES
Based on Equity Investments
9/30/02

                 % OF TOTAL
                 NET ASSETS
---------------------------
U.K.               19.5%
Hong Kong           7.2%
Germany             6.5%
Spain               6.3%
Japan               6.2%
Australia           6.0%
France              5.9%
Switzerland         5.4%
Netherlands         4.9%
Finland             4.7%


TOP 10 SECTORS/INDUSTRIES
Based on Equity Investments
9/30/02

                                               % OF TOTAL
                                               NET ASSETS
-------------------------------------------------------
Banks                                            11.8%
Oil & Gas                                         8.6%
Insurance                                         6.1%
Electric Utilities                                5.6%
Diversified
Telecommunication Services                        4.6%
Metals & Mining                                   3.9%
Chemicals                                         3.5%
Food Products                                     3.5%
Diversified Financials                            3.4%
Machinery                                         3.4%

TOP 10 EQUITY HOLDINGS
9/30/02

COMPANY
SECTOR/INDUSTRY,                             % OF TOTAL
COUNTRY                                      NET ASSETS
-------------------------------------------------------
Eni SpA                                          2.7%
OIL & GAS, ITALY

Unilever PLC                                     2.3%
FOOD PRODUCTS, U.K

BHP Billiton PLC                                 2.2%
METALS & MINING, AUSTRALIA

Aventis SA                                       2.2%
PHARMACEUTICALS, FRANCE

Smiths Group PLC                                 1.8%
INDUSTRIAL CONGLOMERATES,
U.K

CLP Holdings Ltd.                                1.7%
ELECTRIC UTILITIES, HONG KONG

J.Sainsbury PLC                                  1.7%
FOOD & DRUG RETAILING, U.K

Volkswagen AG, ord. & pfd                        1.7%
AUTOMOBILES, GERMANY

UBS AG                                           1.6%
BANKS, SWITZERLAND

E.ON AG                                          1.5%
ELECTRIC UTILITIES, GERMANY


accessibility to China. Most of the Fund's changes in the region were in Australia, where the economy remained comparatively buoyant and where stock prices appeared to decline primarily due to global weakness rather than specific local fundamentals. We added to our position in Qantas Airways, which, as we correctly anticipated, appeared to benefit from the demise of its local competitor Ansett, as well as renewed strong demand in the Asia-Pacific market. We also started a new position in Mayne Group, a health care and hospital owner, which in our opinion has suffered badly through mismanagement, but where we believe supply and demand dynamics should weigh in the company's favor and could prevail under new management.

Looking forward, the Templeton investment philosophy and process remains focused, as always, on identifying absolute low valuations with respect to our assessment of future earnings and asset growth potential. Given ongoing market weakness and investor disaffection, we will actively seek to take advantage of opportunities to buy what we consider undervalued, high-quality companies with strong long-term fundamentals, who have not been positively distinguished from their less-advantaged peers. Consequently, we believe that although near-term volatility and continuing steep market declines may make short-term performance volatile, the Fund is well-positioned for a longer-term, more normalized environment.

Of course, there are special risks involved with international investing related to market, currency, economic, social, political and other factors. Investing in certain foreign markets means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. These risks and considerations are discussed in the Fund's prospectus.

Thank you for investing in Templeton International (Ex EM) Fund. We welcome your comments and suggestions and look forward to serving you in the future.



Sincerely,

/s/LISA F. MYERS

Lisa F. Myers, CFA



/s/JEFFREY A. EVERETT

Jeffrey A. Everett, CFA

Portfolio Management Team
Templeton International (Ex EM) Fund



A NOTE ABOUT DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.



This discussion reflects our views, opinions and portfolio holdings as of September 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 9/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                     CHANGE         9/30/02    3/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$2.37          $9.11     $11.48
DISTRIBUTIONS (4/1/02-9/30/02)
Dividend Income                            $0.0469

CLASS C                                     CHANGE         9/30/02    3/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$2.36          $8.98     $11.34
DISTRIBUTIONS (4/1/02-9/30/02)
Dividend Income                            $0.0330

ADVISOR CLASS                               CHANGE         9/30/02    3/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                       -$2.37          $9.14     $11.51
DISTRIBUTIONS (4/1/02-9/30/02)
Dividend Income                            $0.0557

6


Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 10.72% and 1.79%.

PERFORMANCE


                                                                       INCEPTION
CLASS A                             6-MONTH     1-YEAR     5-YEAR       (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return/1           -20.33%    -10.47%    -11.02%         28.37%
Average Annual Total Return/2       -24.91%    -15.61%     -3.45%          2.61%
Value of $10,000 Investment/3        $7,509     $8,439     $8,389        $12,099

                                                                       INCEPTION
CLASS C                             6-MONTH     1-YEAR     5-YEAR       (5/8/95)
--------------------------------------------------------------------------------

Cumulative Total Return/1           -20.59%    -11.08%    -13.66%         22.39%
Average Annual Total Return/2       -22.14%    -12.81%     -3.09%          2.63%
Value of $10,000 Investment/3        $7,786     $8,719     $8,546        $12,118

                                                                       INCEPTION
ADVISOR CLASS/                      6-MONTH     1-YEAR     5-YEAR       (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return/1           -20.22%    -10.29%     -9.49%         32.41%
Average Annual Total Return/2       -20.22%    -10.29%     -1.97%          3.87%
Value of $10,000 Investment/3        $7,978     $8,971     $9,051        $13,241

Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights

                                                                                 CLASS A
                                        --------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                         SEPTEMBER 30, 2002                            YEAR ENDED MARCH 31,
                                            (UNAUDITED            2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout
the period)
Net asset value, beginning of period ......    $11.48           $11.51         $12.91         $12.61         $14.26         $12.35
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................       .10              .19            .23            .27            .21            .23
 Net realized and
 unrealized gains (losses) ................     (2.42)            (.07)          (.64)           .94          (1.24)          2.99
                                           -----------------------------------------------------------------------------------------
Total from investment operations ..........     (2.32)             .12           (.41)          1.21          (1.03)          3.22
                                           -----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................      (.05)            (.15)          (.24)          (.29)          (.22)          (.23)
 Net realized gains .......................        --               --           (.75)          (.62)          (.40)         (1.08)
                                           -----------------------------------------------------------------------------------------
Total distributions .......................      (.05)            (.15)          (.99)          (.91)          (.62)         (1.31)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period ............     $9.11           $11.48         $11.51         $12.91         $12.61         $14.26
                                           =========================================================================================
Total return* .............................  (20.33)%            1.02%        (3.38)%          9.61%        (7.12)%         28.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........   $25,826          $32,586        $35,486        $40,201        $39,509        $19,455
Ratios to average net assets:
 Expenses .................................     1.81%**          1.82%          1.82%          1.86%          1.73%          1.85%
 Expenses, excluding waiver and
  payments by affiliate ...................     1.81%**          1.82%          1.82%          1.86%          1.73%          2.41%
 Net investment income ....................     1.82%**          1.69%          1.85%          2.03%          1.91%          2.04%
Portfolio turnover rate ...................    10.70%           31.28%         42.06%         61.73%         38.57%         27.59%


*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended
March 31, 2000.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights (CONTINUED)

                                                                              CLASS C
                                        --------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                        SEPTEMBER 30, 2002                           YEAR ENDED MARCH 31,
                                            (UNAUDITED)            2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout
the period)
Net asset value, beginning of period ......    $11.34           $11.38         $12.78         $12.49         $14.16         $12.27
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................       .05              .11            .15            .18            .11            .12
 Net realized and
 unrealized gains (losses) ................     (2.38)            (.07)          (.64)           .95          (1.22)          3.01
                                           -----------------------------------------------------------------------------------------
Total from investment operations ..........     (2.33)             .04           (.49)          1.13          (1.11)          3.13
                                           -----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................      (.03)            (.08)          (.16)          (.22)          (.16)          (.16)
 Net realized gains .......................        --               --           (.75)          (.62)          (.40)         (1.08)
                                           -----------------------------------------------------------------------------------------
Total distributions .......................      (.03)            (.08)          (.91)          (.84)          (.56)         (1.24)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period ............     $8.98           $11.34         $11.38         $12.78         $12.49         $14.16
                                           =========================================================================================
Total return* .............................  (20.59)%             .37%        (4.00)%          8.99%        (7.73)%         27.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........   $15,959          $16,243        $11,756        $14,051        $14,222         $5,929
Ratios to average net assets:
 Expenses .................................     2.45%**          2.46%          2.46%          2.49%          2.37%          2.50%
 Expenses, excluding waiver
 and payments by affiliate ................     2.45%**          2.46%          2.46%          2.49%          2.37%          3.05%
 Net investment income ....................     1.18%**           .97%          1.25%          1.34%          1.26%          1.31%
Portfolio turnover rate ...................    10.70%           31.28%         42.06%         61.73%         38.57%         27.59%


 * Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
** Annualized.
 + Based on average weighted shares outstanding effective year ended March 31, 2000.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Highlights (CONTINUED)

                                                                                 ADVISOR CLASS
                                         -------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                          SEPTEMBER 30, 2002                           YEAR ENDED MARCH 31,
                                            (UNAUDITED)            2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout
the period)
Net asset value, beginning of period ......    $11.51           $11.55         $12.95         $12.66         $14.30         $12.36
                                           -----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................       .11              .22            .39            .26            .74            .56
 Net realized and
 unrealized gains (losses) ................     (2.42)            (.07)          (.75)          1.00          (1.73)          2.73
                                           -----------------------------------------------------------------------------------------
Total from investment operations ..........     (2.31)             .15           (.36)          1.26           (.99)          3.29
                                           -----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................      (.06)            (.19)          (.29)          (.35)          (.25)          (.27)
 Net realized gains .......................        --               --           (.75)          (.62)          (.40)         (1.08)
                                           -----------------------------------------------------------------------------------------
Total distributions .......................      (.06)            (.19)         (1.04)          (.97)          (.65)         (1.35)
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period ............     $9.14           $11.51         $11.55         $12.95         $12.66         $14.30
                                           =========================================================================================
Total return* .............................  (20.22)%            1.30%        (2.97)%          9.90%        (6.76)%         28.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........    $1,281             $334           $261           $544           $265            $83
Ratios to average net assets:
 Expenses .................................     1.46%**          1.47%          1.47%          1.51%          1.38%          1.50%
 Expenses, excluding waiver
 and payments by affiliate ................     1.46%**          1.47%          1.47%          1.51%          1.38%          2.06%
 Net investment income ....................     2.17%**          1.96%          3.19%          1.93%          2.49%          2.38%
Portfolio turnover rate ...................    10.70%           31.28%         42.06%         61.73%         38.57%         27.59%


 * Total return is not annualized.
** Annualized.
 + Based on average weighted shares outstanding effective year ended March 31, 2000.

                       See notes to financial statements.
10

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (UNAUDITED)



                                                     COUNTRY        SHARES      VALUE
---------------------------------------------------------------------------------------
 COMMON STOCKS 88.4%
 AEROSPACE & DEFENSE 2.8%
 BAE Systems PLC ..............................   United Kingdom   218,504   $  659,749
 Rolls-Royce PLC ..............................   United Kingdom   220,408      346,614
 Saab AB, B ...................................       Sweden        21,920      210,395
                                                                             ----------
                                                                              1,216,758
                                                                             ----------
 AIR FREIGHT & COURIERS .8%
 Deutsche Post AG .............................      Germany        39,060      322,319
 Deutsche Post AG, 144A .......................      Germany         3,800       31,357
                                                                             ----------
                                                                                353,676
                                                                             ----------
 AIRLINES 1.0%
 Qantas Airways Ltd. ..........................     Australia      216,478      421,093
                                                                             ----------
 AUTO COMPONENTS 1.2%
 Denso Corp. ..................................       Japan         32,000      520,716
                                                                             ----------
 AUTOMOBILES .5%
 Volkswagen AG ................................      Germany         5,380      195,658
                                                                             ----------
 BANKS 11.8%
 Abbey National PLC ...........................   United Kingdom    20,500      166,027
 Australia & New Zealand Banking Group Ltd. ...     Australia       48,840      468,383
*Banca Nazionale del Lavoro SpA ...............       Italy        229,140      250,225
 Banco Popular Espanol SA .....................       Spain         16,946      652,793
 Foreningssparbanken AB, A ....................       Sweden        46,710      465,969
*Gjensidige NOR ASA ...........................       Norway        20,000      611,270
 HSBC Holdings PLC ............................     Hong Kong       63,000      648,211
 Lloyds TSB Group PLC .........................   United Kingdom    74,490      549,986
 National Australia Bank Ltd. .................     Australia       17,847      324,662
 Nordea AB ....................................       Sweden        66,420      263,604
*UBS AG .......................................    Switzerland      16,120      670,755
                                                                             ----------
                                                                              5,071,885
                                                                             ----------
*BIOTECHNOLOGY .6%
 CellTech Group PLC ...........................   United Kingdom    51,320      241,109
 CK Life Sciences International (Holdings) Inc.     Hong Kong        3,320          604
                                                                             ----------
                                                                                241,713
                                                                             ----------
 BUILDING PRODUCTS 1.2%
 Heywood Williams Group PLC ...................   United Kingdom   175,700      515,310
                                                                             ----------
 CHEMICALS 3.5%
 Akzo Nobel NV ................................    Netherlands      14,930      480,999
 BASF AG ......................................      Germany        13,020      452,919
 Bayer AG, Br .................................      Germany        16,410      282,827
 Imperial Chemical Industries PLC .............   United Kingdom    93,160      298,867
                                                                             ----------
                                                                              1,515,612
                                                                             ----------

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                     COUNTRY        SHARES      VALUE
---------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 COMPUTERS & PERIPHERALS .4%
 NEC Corp. ................................           Japan         39,000   $  188,048
                                                                             ----------
 CONSTRUCTION MATERIALS 1.8%
 Cheung Kong Infrastructure Holdings Ltd. .         Hong Kong      275,000      468,937
 Hanson PLC ...............................       United Kingdom    60,070      298,513
                                                                             ----------
                                                                                767,450
                                                                             ----------
 DIVERSIFIED FINANCIALS 3.4%
 ING Groep NV .............................        Netherlands      31,010      429,345
 Nomura Holdings Inc. .....................           Japan         28,000      367,997
 Rodamco Europe NV ........................        Netherlands       9,270      354,534
 Swire Pacific Ltd., A ....................         Hong Kong       79,000      311,967
                                                                             ----------
                                                                              1,463,843
                                                                             ----------
 DIVERSIFIED TELECOMMUNICATION SERVICES 4.6%
 BCE Inc. .................................           Canada        27,700      490,714
 Cable & Wireless PLC .....................       United Kingdom    89,613      162,769
 Nippon Telegraph & Telephone Corp. .......           Japan            172      572,203
 Telecom Corp. of New Zealand Ltd. ........        New Zealand      76,872      177,380
*Telefonica SA ............................           Spain         78,020      581,358
                                                                             ----------
                                                                              1,984,424
                                                                             ----------
 ELECTRIC UTILITIES 5.6%
 CLP Holdings Ltd. ........................         Hong Kong      178,800      742,750
 E.ON AG ..................................          Germany        14,010      660,425
 Endesa SA ................................           Spain         42,745      386,521
 Iberdrola SA, Br .........................           Spain         46,430      601,086
                                                                             ----------
                                                                              2,390,782
                                                                             ----------
*ELECTRICAL EQUIPMENT .3%
 ABB Ltd. .................................        Switzerland      40,500      133,882
                                                                             ----------
 ELECTRONIC EQUIPMENT & INSTRUMENTS 2.0%
 Hitachi Ltd. .............................           Japan        100,000      501,068
 Laird Group PLC ..........................       United Kingdom   186,500      371,011
                                                                             ----------
                                                                                872,079
                                                                             ----------
 FOOD & DRUG RETAILING 1.7%
 J.Sainsbury PLC ..........................       United Kingdom   166,328      732,388
                                                                             ----------
 FOOD PRODUCTS 3.5%
 Nestle SA ................................        Switzerland       2,260      493,973
 Unilever PLC .............................       United Kingdom   111,010    1,007,293
                                                                             ----------
                                                                              1,501,266
                                                                             ----------
 GAS UTILITIES 1.1%
 TransCanada PipeLines Ltd. ...............           Canada        33,811      481,735
                                                                             ----------
 HEALTH CARE PROVIDERS & SERVICES .6%
 Mayne Group Ltd. .........................         Australia      126,725      241,685
                                                                             ----------

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                     COUNTRY        SHARES      VALUE
---------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 HOUSEHOLD DURABLES 1.3%
 Koninklijke Philips Electronics NV ...........    Netherlands      39,710   $  576,878
                                                                             ----------
 INDUSTRIAL CONGLOMERATES 2.5%
 Hutchison Whampoa Ltd. .......................     Hong Kong       53,000      307,146
 Smiths Group PLC .............................   United Kingdom    75,660      762,680
                                                                             ----------
                                                                              1,069,826
                                                                             ----------
 INSURANCE 6.1%
 Ace Ltd. .....................................      Bermuda        15,790      467,542
 AXA SA .......................................       France        30,790      302,152
 Sampo-Leonia OYJ, A ..........................      Finland        84,410      554,731
 Swiss Reinsurance Co. ........................    Switzerland      10,380      583,752
 XL Capital Ltd., A ...........................      Bermuda         7,000      514,500
 Zurich Financial Services AG .................    Switzerland       2,277      212,522
                                                                             ----------
                                                                              2,635,199
                                                                             ----------
 MACHINERY 3.4%
*Atlas Copco AB, A ............................       Sweden        11,500      191,616
 Invensys PLC .................................   United Kingdom   356,590      340,670
 Metso OYJ ....................................      Finland        38,109      331,418
 VA Technologie AG, Br ........................      Austria         4,300       68,204
 Volvo AB, B ..................................       Sweden        36,142      524,252
                                                                             ----------
                                                                              1,456,160
                                                                             ----------
 MEDIA 2.5%
 APN News & Media Ltd. ........................     Australia      111,541      162,424
 United Business Media PLC ....................   United Kingdom    75,760      256,151
 Wolters Kluwer NV ............................    Netherlands      14,965      270,642
 WPP Group PLC ................................   United Kingdom    57,230      383,849
                                                                             ----------
                                                                              1,073,066
                                                                             ----------
 METALS & MINING 3.9%
 Barrick Gold Corp. ...........................       Canada        18,310      285,697
 BHP Billiton PLC .............................     Australia      207,389      962,112
*Corus Group PLC ..............................   United Kingdom   223,240      120,240
 Pechiney SA, A ...............................       France        12,460      331,236
                                                                             ----------
                                                                              1,699,285
                                                                             ----------
 MULTILINE RETAIL 1.4%
 Galeries Lafayette SA ........................       France         1,972      213,786
 Marks & Spencer Group PLC ....................   United Kingdom    78,450      396,019
                                                                             ----------
                                                                                609,805
                                                                             ----------
 OIL & GAS 8.6%
 Eni SpA ......................................       Italy         84,110    1,153,729
*Fortum OYJ ...................................      Finland        50,410      287,946
 Husky Energy Inc. ............................       Canada        55,041      579,488
 Norsk Hydro ASA ..............................       Norway         7,641      287,666
 Repsol YPF SA ................................       Spain         40,000      473,965

TEMPLETON INTERNATIONAL (EX EM) FUND
STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2002 (UNAUDITED) (CONT.)


                                                     COUNTRY        SHARES      VALUE
---------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 OIL & GAS (CONT.)
 Shell Transport & Trading Co. PLC ............   United Kingdom    90,677   $  540,449
 Total Fina Elf SA, B .........................       France         2,900      381,741
                                                                             ----------
                                                                              3,704,984
                                                                             ----------
 PAPER & FOREST PRODUCTS 2.8%
 Holmen Aktiebolag AB, B ......................       Sweden        15,081      329,352
 Stora Enso OYJ, R (EUR/FIM Traded) ...........      Finland        54,450      527,340
 UPM-Kymmene Corp. ............................      Finland        12,230      335,999
                                                                             ----------
                                                                              1,192,691
                                                                             ----------
 PHARMACEUTICALS 3.2%
 Aventis SA ...................................       France        17,700      927,077
 Novartis AG ..................................    Switzerland       5,770      228,145
*Shire Pharmaceuticals Group PLC ..............   United Kingdom    29,400      238,107
                                                                             ----------
                                                                              1,393,329
                                                                             ----------
 REAL ESTATE 2.3%
 Cheung Kong Holdings Ltd. ....................     Hong Kong       96,000      605,573
 Unibail SA ...................................       France         6,960      392,059
                                                                             ----------
                                                                                997,632
                                                                             ----------
 ROAD & RAIL 1.2%
 Nippon Express Co. Ltd. ......................       Japan        111,000      500,567
                                                                             ----------
 TEXTILES & APPAREL .8%
 Adidas-Salomon AG ............................      Germany         5,010      331,726
                                                                             ----------
 TOTAL COMMON STOCKS (COST $51,207,784) .......                              38,051,151
                                                                             ----------
 PREFERRED STOCKS (COST $573,828) 1.2%
 Volkswagen AG, pfd ...........................      Germany        20,260      520,570
                                                                             ----------

                                                                  PRINCIPAL
                                                                  AMOUNT**
                                                                 ----------
BONDS (COST $9,984)
Bae Systems PLC, 7.45%, 11/29/03 ..............   United Kingdom     8,532 GBP    6,306
                                                                            -----------
SHORT TERM INVESTMENTS (COST $3,488,635) 8.1%
U.S. Treasury Bills, 1.571% to 1.705%,
with maturities to 12/26/02 ...................   United States  3,497,000    3,489,287
                                                                            -----------
TOTAL INVESTMENTS (COST $55,280,231) 97.7% ....                              42,067,314
OTHER ASSETS, LESS LIABILITIES 2.3% ...........                                 999,365
                                                                            -----------
TOTAL NET ASSETS 100.0% .......................                             $43,066,679
                                                                            ===========

CURRENCY ABBREVIATIONS:
EUR -- European Unit
FIM -- Finnish Markka
GBP -- British Pound



*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ........................................................................   $ 55,280,231
                                                                                  ------------
  Value .......................................................................     42,067,314
 Cash .........................................................................          3,506
 Receivables:
  Investment securities sold ..................................................        158,886
  Capital shares sold .........................................................      1,075,984
  Dividends and interest ......................................................        156,663
                                                                                  ------------
      Total assets ............................................................     43,462,353
                                                                                  ------------
Liabilities:
 Payables:
  Investment securities purchased .............................................        221,709
  Capital shares redeemed .....................................................         44,192
  Affiliates ..................................................................         93,660
 Accrued expenses .............................................................         36,113
                                                                                  ------------
      Total liabilities .......................................................        395,674
                                                                                  ------------
Net assets, at value ..........................................................   $ 43,066,679
                                                                                  ============
Net assets consist of:
 Undistributed net investment income ..........................................   $    397,730
 Net unrealized depreciation ..................................................    (13,206,511)
 Accumulated net realized loss ................................................     (5,279,349)
 Capital shares ...............................................................     61,154,809
                                                                                  ------------
Net assets, at value ..........................................................   $ 43,066,679
                                                                                  ============
CLASS A:
 Net asset value per share
 ($25,826,367 (DIVIDE) 2,835,766 shares outstanding) ...........................         $9.11
                                                                                  ============
 Maximum offering price per share
 ($9.11 (DIVIDE) 94.25%) ..................... .................................         $9.67
                                                                                  ============
CLASS C:
 Net asset value per share
 ($15,959,188 (DIVIDE) 1,777,646 shares outstanding)* ..........................         $8.98
                                                                                  ============
 Maximum offering price per share ($8.98 (DIVIDE) 99.00%) .....................          $9.07
                                                                                  ============
ADVISOR CLASS:
 Net asset value and maximum offering price per share
 ($1,281,124 (DIVIDE) 140,148 shares outstanding) ..............................         $9.14
                                                                                  ============


*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $102,238)
 Dividends .....................................................................   $    848,888
 Interest ......................................................................         56,031
                                                                                   ------------
      Total investment income ..................................................                 $    904,919
Expenses:
 Management fees (Note 3) ......................................................        186,930
 Administrative fees (Note 3) ..................................................         37,388
 Distribution fees (Note 3)
  Class A ......................................................................         56,361
  Class C ......................................................................         85,657
 Transfer agent fees (Note 3) ..................................................         61,400
 Custodian fees ................................................................          7,900
 Reports to shareholders .......................................................         14,700
 Registration and filing fees ..................................................         33,700
 Professional fees .............................................................         13,000
 Trustees' fees and expenses ...................................................          9,800
                                                                                   ------------
      Total expenses ...........................................................                      506,836
                                                                                                 ------------
           Net investment income ...............................................                      398,083
                                                                                                 ------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments ..................................................................       (747,876)
  Foreign currency transactions ................................................         13,745
                                                                                   ------------
      Net realized loss ........................................................                     (734,131)
Net unrealized appreciation (depreciation) on:
  Investments ..................................................................    (10,239,872)
  Translation of assets and liabilities denominated in foreign currencies ......          8,100
                                                                                   ------------
      Net unrealized depreciation ..............................................                  (10,231,772)
                                                                                                 ------------
Net realized and unrealized loss ...............................................                  (10,965,903)
                                                                                                 ------------
Net decrease in net assets resulting from operations ...........................                 $(10,567,820)
                                                                                                 ============


                       See notes to financial statements.
16

TEMPLETON INTERNATIONAL (EX EM) FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2002

                                                                SIX MONTHS ENDED    YEAR ENDED
                                                               SEPTEMBER 30, 2002 MARCH 31, 2002
                                                               ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .......................................   $    398,083    $    719,039
  Net realized loss from investments
  and foreign currency transactions ...........................       (734,131)     (2,996,595)
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated
  in foreign currencies .......................................    (10,231,772)      2,499,715
                                                                  -----------------------------
      Net increase (decrease) in net assets
      resulting from operations ...............................    (10,567,820)        222,159
 Distributions to shareholders from:
  Net investment income:
   Class A ....................................................       (141,621)       (445,149)
   Class C ....................................................        (49,475)       (100,767)
   Advisor Class ..............................................         (1,622)         (4,319)
                                                                  -----------------------------
  Total distributions to shareholders .........................       (192,718)       (550,235)
  Capital share transactions (Note 2):
   Class A ....................................................        (46,606)     (2,555,906)
   Class C ....................................................      3,683,092       4,480,592
   Advisor Class ..............................................      1,027,335          63,304
                                                                  -----------------------------
  Total capital share transactions ............................      4,663,821       1,987,990
      Net increase (decrease) in net assets ...................     (6,096,717)      1,659,914
Net assets:
 Beginning of period ..........................................     49,163,396      47,503,482
                                                                  -----------------------------
 End of period ................................................   $ 43,066,679    $ 49,163,396
                                                                  =============================
Undistributed net investment income included in net assets:
 End of period ................................................   $    397,730    $    192,365
                                                                  =============================



                       See notes to financial statements.
 17

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International (Ex EM) Fund (the Fund), formerly Templeton International Fund, is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the United States. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C, and Advisor Class shares. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At September 30, 2002, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                     SIX MONTHS ENDED                YEAR ENDED
                                    SEPTEMBER 30, 2002             MARCH 31, 2002
                                 -------------------------------------------------------
                                   SHARES         AMOUNT         SHARES        AMOUNT
                                 -------------------------------------------------------
CLASS A SHARES:
Shares sold .................    1,671,628    $ 18,077,951     7,606,081    $ 86,057,791
Shares issued on reinvestment
of distributions ............       10,554         126,330        35,268         400,939
Shares redeemed .............   (1,684,410)    (18,250,887)   (7,885,092)    (89,014,636)
                                 -------------------------------------------------------
Net decrease ................       (2,228)   $    (46,606)     (243,743)   $ (2,555,906)
                                 =======================================================


TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                     SIX MONTHS ENDED                YEAR ENDED
                                    SEPTEMBER 30, 2002             MARCH 31, 2002
                                 -------------------------------------------------------
                                   SHARES         AMOUNT         SHARES        AMOUNT
                                 -------------------------------------------------------
CLASS C SHARES:
Shares sold .................    1,250,996    $ 13,603,833     1,645,906    $ 18,581,572
Shares issued on reinvestment
of distributions ............        3,594          42,519         7,621          84,475
Shares redeemed .............     (909,175)     (9,963,260)   (1,254,416)    (14,185,455)
                                 -------------------------------------------------------
Net increase ................      345,415    $  3,683,092       399,111    $  4,480,592
                                 =======================================================



                                     SIX MONTHS ENDED                YEAR ENDED
                                    SEPTEMBER 30, 2002             MARCH 31, 2002
                                 -------------------------------------------------------
                                   SHARES         AMOUNT         SHARES        AMOUNT
                                 -------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold .................      170,166    $ 1,675,310        185,134    $ 2,047,173
Shares issued on reinvestment
of distributions ............          103          1,239            290          3,316
Shares redeemed .............      (59,122)      (649,214)      (179,066)    (1,987,185)
                                 -------------------------------------------------------
Net increase ................      111,147    $ 1,027,335          6,358    $    63,304
                                 =======================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TGAL of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

        ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
        -------------------------------------------------------------
        0.150%    First $200 million
        0.135% Over $200 million, up to and including $700 million 0.100% Over $700 million, up to and including $1.2 billion
        0.075%    Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At September 30, 2002, Distributors advised the Fund that unreimbursed costs were $506,327. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $40,979 and $2,981, respectively.

TEMPLETON INTERNATIONAL (EX EM) FUND
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At September 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

Cost of investments .......   $ 55,503,636
                              ------------
Unrealized appreciation ...      1,849,774
Unrealized depreciation ...    (15,286,096)
                              ------------
Net unrealized
depreciation ..............   $(13,436,322)
                              ============

At March 31, 2002, the Fund had tax basis capital losses of $2,844,998, which may be carried over to offset future capital gains. Such losses expire in 2010.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

At March 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2001 of $1,421,975 and $7,363, respectively. For tax purposes, such losses will be reflected in the year ending March 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2002 aggregated $11,656,631 and $4,629,444, respectively.

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

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

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


LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund


Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust4
Franklin Short-Intermediate
 U.S. Government Securities Fund3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund3
Franklin Federal Money Fund3,5
Franklin Money Fund3,5


TAX-FREE INCOME6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund7
Tax-Exempt Money Fund3,5

STATE-SPECIFIC
TAX-FREE INCOME6

Alabama
Arizona
California8
Colorado
Connecticut
Florida8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts7
Michigan7
Minnesota7
Missouri
New Jersey
New York8
North Carolina
Ohio7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.
                                                                          09/02
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FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE
INSIDE FOR DETAILS.

SEMIANNUAL REPORT
TEMPLETON INTERNATIONAL (EX EM) FUND


PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton International (Ex EM) Fund prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

419 S2002 11/02
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                                                       Printed on recycled paper